SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                         _________________________

                                  FORM 8-K
                               CURRENT REPORT

                            PURSUANT TO SECTION
                       13 OR 15(d) OF THE SECURITIES
                            EXCHANGE ACT OF 1934

                              OCTOBER 14, 1996
                     (Date of earliest event reported)

                      FLIGHTSAFETY INTERNATIONAL, INC.
           (Exact name of Registrant as specified in its charter)

        NEW YORK                    1-6222                11-1671001
   (State of Incorporation)   (Commission File No.)     (IRS Employer
                                                        Identification No.)

                   MARINE AIR TERMINAL, LAGUARDIA AIRPORT
                          FLUSHING, NEW YORK 11371
        (Address of principal executive offices, including zip code)

                               (718) 565-4100
            (Registrant's telephone number, including area code)




          Item 5.   Other Events

                    On October 14, 1996, FlightSafety
          International, Inc. ("FlightSafety"), Berkshire Hathaway Inc. ("Berkshire") and NY Acquisition Sub Inc., a wholly owned subsidiary of Berkshire, executed an Agreement and Plan of Merger, dated as of October 14, 1996 (the "Merger Agreement"), pursuant to which FlightSafety will be acquired by Berkshire through a merger into NY Acquisition Sub Inc. The Merger Agreement provides that FlightSafety shareholders can elect to receive for each of their shares of FlightSafety either $50 in cash or $48 in Class A or Class B Common Stock of Berkshire for a total value of approximately $1.5 billion, subject to a limitation that the amount of cash to be issued in the merger will not exceed 58% of the total value of the consideration to be received in the merger.

                    Consummation of the merger is subject to the approval of two-thirds of the outstanding shares of FlightSafety and certain other customary conditions. It is anticipated that the merger will close by the end of 1996 or early 1997.

                    The foregoing description of the Berkshire acquisition of FlightSafety does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as
          Exhibit 1 hereto and is incorporated by reference herein in its entirety.

          Item 7.   Exhibits

                    The following exhibits are filed herewith:

               Exhibit 1 -   Agreement and Plan of Merger, dated as
                             of October 14, 1996, among
                             FlightSafety International, Inc.,
                             Berkshire Hathaway Inc. and NY Acqui-
                             sition Sub Inc.

               Exhibit 2 -   Joint Press Release of FlightSafety
                             International, Inc. and Berkshire
                             Hathaway Inc. issued on October 15,
                             1996 announcing the execution of the
                             Agreement and Plan of Merger.

               Exhibit 3 -   Letter, dated as of October 14, 1996,
                             among Mr. Albert L. Ueltschi,
                             Berkshire Hathaway Inc. and NY Acqui-
                             sition Sub Inc.

                                  SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FLIGHTSAFETY INTERNATIONAL, INC.

                              BY: /s/ Kenneth W. Motschwiller
                                  Name:  Kenneth W. Motschwiller
                                  Title: Vice President - Treasurer

          Date:  October 16, 1996


                                EXHIBIT INDEX

          EXHIBIT NUMBER                DESCRIPTION

          1 Agreement and Plan of Merger, dated as of October 14, 1996, among FlightSafety
                                   International, Inc., Berkshire
                                   Hathaway Inc. and NY Acquisition
                                   Sub Inc.

          2                        Joint Press Release of
                                   FlightSafety International, Inc.
                                   and Berkshire Hathaway Inc.
                                   issued on October 15, 1996.

          3                        Letter, dated as of October 14,
                                   1996, among Mr. Albert L.
                                   Ueltschi, Berkshire Hathaway
                                   Inc. and NY Acquisition Sub Inc.